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Prospectus Supplement                                  206062  8/03
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dated August 19, 2003 to:


PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND (THE "MASSACHUSETTS FUND") Prospectus dated September 30, 2002

Effective August 19, 2003, the Massachusetts fund will offer class C shares.

The sections "FEES AND EXPENSES" and "EXAMPLE" are supplemented by the following:

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class C shares of the fund.

Shareholder Fees (fees paid directly from your investment)

                                                       Class C
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Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of the offering price)
                                                        NONE

Maximum Deferred Sales
Charge (Load) (as a percentage
of the original purchase price
or redemption proceeds,
whichever is lower)
                                                        1.00%
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Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
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                                                               Total Annual
                       Management  Distribution      Other    Fund Operating
                         Fees      (12b-1) Fees    Expenses*     Expenses
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Massachusetts fund
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Class C                 0.50%         1.00%          0.13%        1.63%
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* "Other Expenses" shown are based on expenses for class A shares during the last fiscal year.


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumption. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as stated, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

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                        1 year        3 years      5 years      10 years
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Massachusetts fund
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Class C                  $266          $514         $887          $1,933
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Class C (no redemption)  $166          $514         $887          $1,933
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The section "WHICH CLASS OF SHARES IS BEST FOR ME?" is supplemented by the following:

Class C shares (available for the Massachusetts fund only)

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A, B or M shares because of higher 12b-1 fee

*  No conversion to class A shares, so future 12b-1 fee does not decrease

The following sentence is added to the Deferred Sales Charge disclosure:

A deferred sales charge of 1% will apply to class C shares (available for the Massachusetts fund only) if redeemed within one year of purchase.

The section "Distribution (12b-1) plans" is replaced with the following:

* Distribution (12b-1) plans. The funds have adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A, B and class M shares to 0.25%, 0.85% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.